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Ex-10.1

ANNEX I

Insurance Certificates

[ACORD. LOGO]	DATE (MM/DD/YY) 5/14/2002

CERTIFICATE OF INSURANCE

PRODUCER Aon Risk Services, Inc. of Southern California 707 Wilshire Boulevard, Suite 6000 Los Angeles, CA 90017 (213) 630-3200
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
INSURERS AFFORDING COVERAGE
INSURED	INSURER A:	ST PAUL INS CO
Titan Corporation	INSURER B:	ZURICH AMERICAN INS. CO.
and all of its subsidiaries	INSURER C:
3033 Science Park Road	INSURER D:
San Diego, CA 92121	INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. THE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE						POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY						TEO6100498	4/1/2002	6/1/2002	EACH OCCURRENCE			$1,000,000
	☒	COMMERCIAL GENERAL LIABILITY								FIRE DAMAGE (Any One Fire)			$1,000,000
	☐	☐	CLAIMS MADE	☒	OCCURRENCE					MED EXP (Any One Person)			$10,000
	☐									PERSONAL & ADV INJURY			$1,000,000
	☐									GENERAL AGGREGATE			$2,000,000
										PRODUCTS-COMP/OP AGG			$2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:
	☐	POLICY	☐	PROJECT	☐	LOC

A	AUTOMOBILE LIABILITY						TEO6100498	4/1/2002	6/1/2002	COMBINED SINGLE LIMIT (Ea accident)			$1,000,000
	☒	ANY AUTO					Comp ACV Less Ded $1000 Coll ACV Less Ded $1000
	☐	ALL OWNED AUTOS								BODILY INJURY (Per person)		$
	☐	SCHEDULED AUTOS
	☐	HIRED AUTOS					TEO6101544	4/1/2002	6/1/2002	BODILY INJURY (Per accident)		$
	☐	NON-OWNED AUTOS					Comp ACV Less Ded $1000 Coll ACV Less Ded $1000
	☐									PROPERTY DAMAGE (Per accident)		$
	☐

	GARAGE LIABILITY									AUTO ONLY - EA ACCIDENT		$
	☐ ANY AUTO									OTHER THAN	EA ACC	$
	☐									AUTO ONLY:	AGG	$

A	EXCESS LIABILITY						TEO6100498	4/1/2002	6/1/2002	EACH OCCURRENCE			$40,000,000
	☐	OCCUR		☐ CLAIMS MADE						AGGREGATE			$40,000,000
	☐	DEDUCTIBLE										$
												$
	☒	UMBRELLA FORM										$

B	WORKERS COMPENSATION AND EMPLOYERS LIABILITY						WC9303479-00 WC9303-480-00	4/1/2002	4/1/2003	☒ WC STATU- TORY LIMITS	☐ OTHER
										E.L. EACH ACCIDENT			$1,000,000
										E.L. DISEASE - EA EMPLOYEE			$1,000,000
										E.L. DISEASE - POLICY LIMIT			$1,000,000

	OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS	Titan / TitanSub / 4664

The Titan Corporation and all subsidiaries. Wachovia Bank, National Association, as Administrative Agent, and each lender party to the Senior Secured Credit Agreement among the Titan Corporation, the lenders indentified therein and the Administrative Agents are the Additional Insureds.

CERTIFICATE HOLDER Wachovia Bank National Assoc. As Administrative Agent 201 S. College Street, CP-23 Charlotte, NC 28288-0608 Attn: Syndication Agency Services
CANCELLATION except 10 days notice for cancellation due to non-payment of premium.
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
AUTHORIZED REPRESENTATIVE
[ILLEGIBLE]
ACORD 25-S (7/97)	©ACORD CORPORATION 1988

[AON LOGO]
Insure your vision
Attachment to Certificate — additional coverages for Titan Corp. and all of its subsidiaries

COVERAGE	LIMITS	DEDUCTIBLE	CARRIER	POLICY NUMBER	POLICY PERIOD
Technology Errors & Omissions		$500,000	American International Surplus Lines Ins. Co.	279-59-31	4/1/2002- 4/1/2003
Each Error	$10,000,000
Total Limit	$10,000,000
Excess Technology Errors & Omissions	$10,000,000 excess of $10,000,000		Columbia Casualty Company	169858693	4/1/2002- 4/1/2003
Excess Technology Errors & Omissions	$10,000,000 excess of $20,000,000		Liberty Surplus Insurance Corp.	EJE-B71-078114-012	4/1/2002- 4/1/2003
Excess Technology Errors & Omissions	$10,000,000 excess of $30,000,000		Lloyd's	CQ0200005	4/1/2002- 4/1/2003
Director's & Officer's Liability		100,000/500,000	Federal Ins. Co. (Chubb)	8119-76-35J	4/3/1999- 4/3/2003
Each Loss	$20,000,000	SEC
Each Policy Year	$20,000,000
Outside Directors Liability		None	Federal Ins. Co. (Chubb)	8119-76-35J	4/3/1999- 4/3/2003
Each Loss	$15,000,000
Each Policy Year	$15,000,000
Excess Directors & Officers Liability			Hartford Ins. Co.	NDA0154823-99	4/3/1999- 4/3/2003
Each Policy Year	$20,000,000 excess of $20,000,000
Excess Directors & Officers Liability			St. Paul Fire & Casualty	594CM0144	4/3/2000- 4/3/2003
Each Policy Year	$20,000,000 excess of $40,000,000
Excess Directors & Officers Liability			Kemper Indemnity Ins. Co.	3DP001052	4/3/2000- 4/3/2003
Each Policy Year	$20,000,000 excess of $60,000,000
Excess Directors & Officers Liability			National Union Fire Ins. Co.	873-21-91	5/15/2001- 4/3/2003
Each Policy Year	$20,000,000 excess of $80,000,000

[ACORD. LOGO]

        Date (MM/DD/YY)
5/14/2002

CERTIFICATE OF PROPERTY INSURANCE

PRODUCER Aon Risk Services, Inc. of Southern California 707 Wilshire Boulevard, Suite 6000 Los Angeles, CA 90017 (213) 630-3200	MT	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
COMPANIES AFFORDING COVERAGE
		COMPANY A	FACTORY MUTUAL INS CO.
INSURED		COMPANY B
Titan Corporation and all of its subsidiaries		COMPANY C
3033 Science Park Road San Diego, CA 92121		COMPANY D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE		POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	COVERED PROPERTY		LIMITS
A	☒	PROPERTY	UA952	4/1/2002	4/1/2003	☐	BUILDING	$
	CAUSES OF LOSS					☐	PERS PROPERTY	$
	☐	BASIC				☐	BUSINESS INCOME	$
	☒	BROAD				☐	EXTRA EXPENSE	$
	☐	SPECIAL				☐	BLANKET BUILDING	$
	☐	EARTHQUAKE				☐	BLANKET PERS PROP	$
	☒	FLOOD				☒	BLANKET BLDG & PP		$378,840,000
	☐					☐		$
	☐					☐		$

	☐	INLAND MARINE				☐		$
	TYPE OF POLICY					☐		$
						☐		$
	CAUSES OF LOSS					☐		$
	☐	NAMED PERILS				☐		$
	☐	OTHER				☐		$

	☐	CRIME				☐		$
	TYPE OF POLICY					☐		$
						☐		$

	☐	BOILER & MACHINERY				☐		$
						☐		$

	☐	OTHER

LOCATION OF PREMISES/DESCRIPTION OF PROPERTY							Titan		1 1753

Named Insured: The Titan Corporation and all subsidiaries. Wachovia Bank, National Association as Administrative Agent is Loss Payee.

SPECIAL CONDITIONS/OTHER COVERAGES

CERTIFICATE HOLDER Wachovia Bank, National Association, as Administrative Agent 201 S. College Street, CP-23 Charlotte, NC 28288-0606 Attn: Syndication Agency Services	CANCELLATION Except 10 days notice for non-payment
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
AUTHORIZED REPRESENTATIVE
[ILLEGIBLE]
ACORD 24 (1/95)	©ACORD CORPORATION 1995

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